EXHIBIT 99.2

California | Colorado | Georgia | Illinois | New Jersey | New York | Texas | Virginia | Washington 3 Q 2 6 E a r n i ng s S u p pl e m e n ta l P r e s e n t a t i o n October 27, 2026 NASDAQ | HAFC

2 TABLE OF CONTENTS 3Q26 PERFORMANCE RESULTS LOAN PORTFOLIO DETAILS 3Q26 FINANCIAL SUMMARY NON - GAAP RECONCILIATION 5 – 21 22 – 30 31 32 – 34

3 FORWARD - LOOKING STATEMENTS Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating performance, financial position, financial results and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as a failure to maintain adequate levels of capital and liquidity to support our operations, general economic and business conditions internationally, nationally and in those areas in which we operate, including any potential recessionary conditions, volatility and deterioration in the credit and equity markets, changes in investor sentiment or consumer spending, borrowing and savings habits, availability of capital from private and government sources, demographic changes, competition for loans and deposits and failure to attract or retain loans and deposits, inflation and fluctuations in interest rates and the shape of the yield curve that reduce our margins and yields, the fair value of financial instruments, the level of loan originations or prepayments on loans we have made and make, the level of loan sales and the cost we pay to retain and attract deposits and secure other types of funding, our ability to enter new markets successfully and capitalize on growth opportunities, the current or anticipated impact of military conflict, terrorism, or other geopolitical events, the effect of potential future supervisory action against us or Hanmi Bank and our ability to address any issues raised in our regulatory exams, risks of natural disasters, legal proceedings and litigation brought against us, risks associated with cybersecurity threats, data breaches, ransomware attacks, or other failures in our operational or security systems and infrastructure, including the risks arising from our dependence on third - party service providers and vendors, the failure to maintain current technologies, risks associated with Small Business Administration loans, failure to attract, develop, or retain key employees, our ability to access cost - effective funding, the imposition of tariffs or other domestic or international governmental policies, trade restrictions, and any retaliatory measures impacting our borrowers and the broader economy, the impact of a potential federal government shutdown, which may impact on our ability to effect sales of Small Business Administration loans or debt ceiling impasses or fiscal uncertainty, changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio, fluctuations in real estate values, changes in accounting policies and practices, changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums and changes in the monetary policies of the U . S . Treasury and the Board of Governors of the Federal Reserve System, the ability of Hanmi Bank to make distributions to Hanmi Financial Corporation, which is restricted by certain factors, including Hanmi Bank’s retained earnings, net income, prior distributions made, and certain other financial tests, strategic transactions we may enter into, including the costs associated with the evaluation of any strategic opportunities and the overall effects of any acquisitions or dispositions we may make, the adequacy of and changes in the economic assumptions and methodology for computing our allowance for credit losses, our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses, changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements, our ability to control expenses, the inability of third - party service providers to perform their obligations to us, and the ability of the Company to withstand disruptions that may be caused by any failure of the operational systems of third parties . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated October 27 , 2026 , including the section titled “Forward - Looking Statements” and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission . The Company disclaims any obligation to update or revise the forward - looking statements herein .

4 NON - GAAP FINANCIAL INFORMATION This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . These non - GAAP measures include tangible common equity to tangible assets, tangible common equity per share (including without the impact of available for sale securities on the accumulated other comprehensive income) and pro forma regulatory capital . Management uses these “non - GAAP” measures in its analysis of the Company’s performance . Management believes these non - GAAP financial measures allow for better comparability of period - to - period operating performance . Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation .

5 Net Income $23.7M Diluted EPS $0.80 ROAA 1.17% ROAE 10.90% NIM 3.44% Efficiency Ratio 52.02% Earnings Performance • Net income increased 0.8% from the second quarter, with 10.8% growth in preprovision net revenue 1 offset by a $3.3 million increase in credit loss expense from a single loan charge - off. • Net interest income increased 5.8% to $67.6 million, reflecting 2.4% growth in average interest - earning assets, which was funded by 2.8% growth in average deposits. • Net interest margin was 3.44%, up 8 bps; the average yield on loans increased 13 bps while the average rate on interest - bearing deposits increased only 1 bp. Deposits and Loans • Deposits grew 1.4% to $7.06 billion, with core deposits up 1.9% and noninterest - bearing deposits stable at 30.4% of total deposits. • Loans increased 0.5% to $6.57 billion as new loan production increased 46.2%, or $171.7 million, partially offset by an increase in payoffs of $127.0 million. Asset Quality and Capital • Hanmi recognized a $3.2 million charge - off on a $21.2 million commercial real estate loan when it was moved to held - for - sale; asset quality however remained strong with nonperforming assets to total assets unchanged from the second quarter at 0.12% and a low 0.14% ratio of nonperforming loans to total loans. • Hanmi returned 55.6% of third quarter earnings to shareholders, comprising $8.3 million in dividends and $4.9 million in share repurchases; capital ratios remained healthy with tangible common equity to tangible assets (1) at 9.93% and a common equity Tier 1 capital ratio of 12.30%. 3 Q 26 HIGHLIGHTS (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide.

LOAN PRODUCTION 6 Loan production was $543.6 million for the third quarter, which included commercial & industrial loan production of $170.3 million , a 91% increase quarter - over - quarter. (1) Weighted average interest rate is the stated loan interest rate weighted by the loan amount. (2) Production includes mortgage loan purchases of $3.0 million, $3.4 million, $12.3 million, and $4.7 million for 3Q25, 4Q25, 2Q26, and 3Q26, respectively. (3) $44.9 million, $44.1 million, $40.7 million, $37.1 million, and $41.0 million of SBA loan production includes $20.6 million, $22.3 million, $23.9 million, $20.2 million, and $21.2 million of loans secured by CRE and the remainder represents C&I loans for 3Q25, 4Q25, 1Q26, 2Q26, and 3Q26, respectively. $226.9M Commercial real estate loan production $170.3M Commercial and industrial loan production $28.2M Equipment finance production $77.1M Residential mortgage production $41.0M SBA loan production 31% 34% 35% 46% 42% 37% 31% $570.8 8% 18% 6% $374.8 12% 19% 14% 21% $377.9 11% 8% 11% 35% $371.9 10% 13% 7% 24% $543.6 8% 14% 5% 6.91% 6.90% 6.54% 6.59% 6.61% 3Q26 SBA (3) 3Q25 CRE 4Q25 C&I 1Q26 Equipment Finance 2Q26 RRE (2) New Production and Weighted Average Interest Rate (1) ($ in millions)

LOAN PORTFOLIO



$6.57 Billion Loan Portfolio
(as of September 30, 2026)
Equipment Finance 5%
C&I[1,6] 18%
CRE Investor[1,2] (non-owner) 41%
RRE[3] 15%
CRE[2,5] Multifamily 7%
CRE Owner Occupied[1,2] 13%
CRE[2] Construction 1%

	Outstanding ($ in millions)	3Q26 Average Yield
Commercial Real Estate (CRE)[1,2] Portfolio	$4,056	5.84%
Residential Real Estate (RRE)[3] Portfolio	$1,002	5.37%
Commercial & Industrial (C&I)[1,6] Portfolio	$1,172	7.02%
Equipment Finance Portfolio	$339	6.93%

	# of Loans	Weighted Average Loan-to-Value Ratio[4]	Weighted Average Debt Coverage Ratio[4]
CRE[2] Investor (non-owner)	846	48.5%	2.06x
CRE[2] Owner Occupied	726	50.3%	2.92x
CRE[2,5] Multifamily	165	56.0%	1.72x

Note: Numbers may not add due to rounding.

(1) Includes syndicated loans of $574.7 million in total commitments ($476.0 million disbursed) across C&I ($473.1 million committed and $388.4 million disbursed) and CRE ($101.6 million committed and $87.6 million disbursed).

(2) CRE is a combination of Investor (non-owner), Owner Occupied, Multifamily, and Construction. Investor (or non-owner occupied) property is where the investor (borrower) does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner Occupied property is where the borrower owns and occupies the property. The primary source of repayment is the cash flows from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units.

(3) Residential real estate is a loan (mortgage) secured by a single-family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $0.8 million of HELOCs and $4.9 million in consumer loans.

(4) Weighted average LTV and weighted average DCR calculated when the loan was first underwritten or renewed subsequently.

(5) $83.8 million, or 17.4%, of the CRE multifamily loans are subject to rent restrictions in New York City.

(6) Includes $272.9 million of loans to nondepository financial institutions (NDFI), principally mortgage credit intermediaries.

7

$4,901 $4,784 $4,661 $4,714 $4,704 3Q26 2Q26 1Q26 4Q25 3Q25 3.56% 3.36% 3.20% 3.17% 3.18% Rate on Interest - Bearing Deposits Average Interest - Bearing Deposits DEPOSIT PORTFOLIO Total deposits increased 1.4% to $7.06 billion from the prior quarter. Noninterest - bearing demand deposits represented 30.4% of total deposits at September 30, 2026. Estimated uninsured deposits were 46.3% of total deposits. Brokered deposits remained low at 1.2% of total deposits. Note: Numbers may not add due to rounding. Deposits 8 ($ in millions) ($ in millions) 1% 1% 1% 1% 1% 31% 31% 31% 30% 31% 19% 1% 20% 1% 20% 1% 19% 1% 19% 1% 15% 15% 15% 15% 15% 2% 2% 2% 3% 3% $6,767 $6,678 $6,801 $6,955 $7,056 30% 31% 30% 30% 31% 3Q26 2Q26 1Q26 4Q25 3Q25 State of California time deposits Time <= $250K Money Market & Savings Demand Noninterest - bearing Time > $250K Brokered time deposits Demand Interest - bearing

NET INTEREST INCOME | NET INTEREST MARGIN

Net interest income for the third quarter was **$67.6 million** and net interest margin (taxable equivalent) was **3.44%**.



3.22%(1)
3.28%(2)
3.38%(3)
3.36%
3.44%(4)
($ in millions)
$61.1(1)
$62.9(2)
$63.2(3)
$63.9
$67.6(4)
3Q25
4Q25
1Q26
2Q26
3Q26
Net Interest Income
NIM

Net Interest Margin



3.36%
0.02%
0.08%
-0.02%
3.44%
2Q26
Securities
IB-deposits at banks and FHLB SF
Sub debt
3Q26
Increase
Decrease

(1) Includes a $0.6 million interest recovery from a previously charged-off loan; represents approximately 3 bps of net interest margin
(2) Includes a $0.2 million interest recovery from a previously charged-off loan and loans returned to accruing status; represents approximately 2 bps of net interest margin
(3) Includes a $0.5 million special FHLB dividend; represents approximately 2 bps of net interest margin
(4) Includes $0.4 million of loan interest reversals, $1.2 million of prepayment fees and accelerated deferred fee income from loan payoffs, and a $0.2 million special dividend from FHLB as well as additional $0.3 million interest expense associated with subordinated debentures from the overlapping of the newly issued 2036 Notes and the redemption of the 2031 Notes; these items represented approximately 4 bps of net interest margin

9

NET INTEREST INCOME SENSITIVITY

Loan & Deposit Beta[1]



6.04%
5.95%
5.90%
5.93%
5.99%
5.95%
6.05%
5.89%
5.91%
5.93%
5.94%
6.20%
Yield on Loans
5.50%
4.50%
4.25%
3.75%
3.75%
4.00%
Fed Funds Rate
4.29%
4.22%
3.83%
3.67%
3.60%
3.58%
3.50%
3.27%
3.18%
3.17%
3.18%
3.19%
Rate on Interest-bearing deposits
Aug-24 Sep-24 Dec-24 Mar-25 Jun-25 Aug-25 Sep-25 Dec-25 Mar-26 Jun-26 Aug-26 Sep-26

Time Horizon:	Aug 24 – Aug 25	Aug 25 – Aug 26	Aug 26 – Sep 26
Change in the Fed Funds Rate:	-100 bps	-75 bps	+25 bps
Deposit Beta:	71%	53%	8%

Fed Funds Rate & Rate on CDs



Fed Funds Rate[3]
4.25%
3.75%
3.75%
3.75%
4.00%
Rate on CDs[2]
3.97%
3.93%
3.80%
3.67%
3.67%
3Q25
4Q25
1Q26
2Q26
3Q26

Deposits – CD Maturities ($ in millions)



Rate on CDs[4]
3.69%
3.70%
3.71%
3.65%
$1,045.0
$941.0
$104.0
$764.8
$673.0
$91.8
$453.0
$437.0
$16.0
$312.2
$307.4
$4.8
4Q26
1Q27
2Q27
3Q27
Wholesale
Retail

Numbers may not add due to rounding.

(1) Yield for loans and rate on interest-bearing deposits represent the monthly average yield and rate, respectively. Fed funds rate is the upper-range target rate at the end of the month. Beta is measured monthly between August 2024, when the fed funds rate was 5.50%, and August 2025, when the fed funds rate was 4.50%, between August 2025, when the fed funds rate was 4.50%, and August 2026, when the fed funds rate was 3.75%, and between August 2026, when the fed funds rate was 3.75%, and September 2026, when the fed funds rate was 4.00%.

(2) Average rates on CDs and interest-bearing deposits for the month of September 2026 were 3.69% and 3.19%, respectively.

(3) Fed funds rate represents the upper-range target rate at the end of the quarter.

(4) Represent the weighted average contractual rates.

10

11 $2.1 32% $1.9 29% $1.0 15% $0.3 4% $1.3 20% Service charges on deposit accounts Trade finance and other service charges and fees Servicing income Bank - owned life insurance All other operating income NONINTEREST INCOME $44.1 $40.7 $37.1 $44.9 $32.6 $29.9 $32.5 $20.9 $41.0 $34.0 6.95% 7.40% 7.88% 7.92% 8.10% 3Q25 4Q25 1Q26 SBA Loan Sales SBA Production 2Q26 3Q26 SBA Trade Premium $6.6 $1.9 $1.3 $2.3 $1.2 $0.3 $0.2 $8.3 $8.5 $8.3 $9.0 3Q25 4Q25 1Q26 2Q26 - $0.1 3Q26 Noninterest Income 㸦 $ in millions 㸧 $9.9 $6.8 (1) $0.5 $0.6 $2.1 $1.8 $5.9 (1) $5.9 $6.7 (1) Gain on sale of SBA loans Loss on sale of securities Service charges, fees & other Gain on sale of mortgage loans (2) Numbers may not add due to rounding. (1) Includes $0.9 million, $0.3 million, and $0.5 million in BOLI death benefits for 3Q25, 1Q26, and 2Q26, respectively. (2) 3Q25 had two transactions while 4Q25, 1Q26, 2Q26, and 3Q26 each had one mortgage loan sale transaction. Noninterest income for the third quarter was $9.0 million , up 8.2% from the second quarter, primarily due to a $1.0 million increase in gain on sale of SBA loans. 3Q26 Service Charges, Fees & Other 㸦 $ in millions 㸧 SBA 7(a) Loan Production and Sales 㸦 $ in millions 㸧

NONINTEREST EXPENSE 12 (1) Includes a $0.8 million gain from the sale of OREO properties in 1Q26. (2) Includes $1.1 million of expense associated with subordinated debt early redemption in 3Q26. Noninterest expense was $39.8 million for the third quarter, up 2.1% from the second quarter, primarily due to the acceleration of amortization costs related to the early redemption of our subordinated debt. $5.6 $1.7 $4.7 $4.5 $37.4 $4.8 $2.0 $3.9 $4.5 $39.1 $5.9 $2.3 $4.1 $4.3 $39.0 $5.2 $2.0 $4.6 $4.4 $39.8 1.90% $23.3 $22.8 $22.0 $22.5 $22.2 3Q26 2Q26 1Q26 4Q25 3Q25 Data Processing Occupancy and equipment All other expenses benefits Salaries and employee Professional Fees 1.98% 2.00% 1.99% 1.96% $38.4 $4.8 (1) $2.8 $4.4 $4.4 Noninterest expense / average total assets (annualized) ($ in millions) (2)

ASSET QUALITY – DELINQUENT & CRITICIZED LOANS

The **$19.8 million** decrease in delinquent loans in the third quarter was primarily driven by the held-for-sale designation of a $21.2 million commercial real estate loan.

Delinquent Loans[1] ($ in millions)



0.18%
0.27%
0.20%
0.50%
0.20%
Delinquent loans / Total loans
$11.6
$7.0
$4.6
$17.6
$12.4
$5.2
$13.3
$8.9
$4.4
$32.8
$28.7(6)
$4.1
$13.0
$9.4
$3.6
3Q25
4Q25
1Q26
2Q26
3Q26
Equipment Finance Delinquent Loans
All Other Delinquent Loans

Criticized Loans[2] ($ in millions)



0.69%
1.48%
1.78%
1.74%
2.05%
Criticized loans / Total loans
$45.4
$16.8(4)
$28.6(3)
$97.0
$71.1(4,5)
$25.9(3)
$116.4
$93.7(4,5,6)
$22.7
$113.9
$68.2(4, 5)
$45.7(6)
$134.4
$56.2(5)
$78.2(7)
3Q25
4Q25
1Q26
2Q26
3Q26
Classified
Special Mention

Note: Numbers may not add due to rounding.

(1) Represents loans 30 to 89 days past due and still accruing.

(2) Includes nonaccrual loans of $19.4 million, $18.1 million, $12.4 million, $9.9 million, and $8.9 million as of 3Q25, 4Q25, 1Q26, 2Q26, and 3Q26, respectively.

(3) Includes a CRE loan designated nonaccrual of $10.6 million and $10.2 million for 3Q25 and 4Q25, respectively.

(4) Includes a C&I relationship in the retail industry of $11.8 million, $11.6 million, $11.4 million, and $11.2 million for 3Q25, 4Q25, 1Q26, and 2Q26, respectively.

(5) Includes a CRE loan of $55.0 million, $54.8 million, $54.5 million, and $54.2 million in the hospitality industry for 4Q25, 1Q26, 2Q26, and 3Q26, respectively.

(6) Includes a CRE loan in the retail industry of $21.2 million for 1Q26 and 2Q26.

(7) Includes two multifamily CRE loans totaling $51.4 million for 3Q26.

13

$9.9 0.16% 0.12% ASSET QUALITY – NONPERFORMING ASSETS & NONACCRUAL LOANS $0.3 assets / al Loans (2) 㸦 $ in millions 㸧 $18.1 Nonaccru $19.4 Nonperforming assets were $10.0 million at the end of the third quarter. Nonperforming Assets (1) 㸦 $ in millions 㸧 $8.9 $2.4 $3.0 $3.5 3Q26 $9.9 $2.5 $3.2 $4.2 2Q26 $12.4 $3.2 $2.5 $2.0 $4.7 1Q26 (4) $10.2 $1.7 $1.1 $5.1 4Q25 $10.6 $1.7 $6.8 3Q25 0.12% $10.0 $1.1 $8.9 Nonperforming 0.27% 0.26% total assets $21.4 $20.1 $2.0 $2.0 $12.4 $19.4 $18.1 $12.4 $9.9 Residential Real Estate (3) All other CRE and C&I >= $3M 14 Equipment Finance All other CRE and C&I < $3M r 3Q25, 4Q25, 1Q26, 2Q26, and 3Q26, respectively. 1.9 million, respectively. illion fo n, and $ llion, and $0.3 m illion, $2.6 millio 3Q26 n, $0.3 mi on, $3.2 m 3Q25 4Q25 1Q26 2Q26 Nonperforming loans OREO Note: Numbers may not add due to rounding. (1) Nonperforming assets exclude repossessed personal property of $0.4 million, $0.6 million, $0.3 millio (2) Specific allowance for credit losses for 3Q25, 4Q25, 1Q26, 2Q26, and 3Q26 was $4.4 million, $3.4 milli (3) Residential real estate includes consumer loans. (4) Includes a CRE loan with a balance of $10.2 million at 4Q25.

15 $2.4 $2.0 $3.0 $1.6 $1.4 $0.2 $0.9 $0.2 $0.3 $2.6 $2.9 $3.2 $1.9 $3.6 (2) $5.0 3Q25 4Q25 1Q26 Equipment Finance Charge - offs 2Q26 3Q26 All Other Loan Charge - offs ASSET QUALITY – GROSS & NET LOAN CHARGE - OFFS $1.4 $2.4 $1.0 $0.8 $0.2 $0.2 $0.3 ($0.5) $1.6 $1.6 $2.6 $1.3 $3.5 (2) $4.3 - 0.03% 0.10% 0.16% 0.08% 0.27% 3Q25 4Q25 1Q26 2Q26 3Q26 Equipment Finance Net Charge - offs All Other Net Charge - offs Note: Numbers may not add due to rounding. (1) Includes a $2.0 million recovery on a loan previously charged - off. (2) Includes a $3.2 million commercial real estate loan charge - off in the retail industry. Net charge - offs for the third quarter were $4.3 million , or 27 bps annualized, stemming from a $3.2 million partial charge - off on a CRE loan. Absent this charge - off, annualized net charge - offs to average loans would have been 7 bps . Gross Charge - offs 㸦 $ in millions 㸧 Net Charge - offs (Recoveries) 㸦 $ in millions 㸧 Net charge - offs / average loans ( ($2.1 (1) )

16 $70.8 $70.5 $70.5 $69.9 $69.8 3Q26 2Q26 1Q26 4Q25 3Q25 1.07% 1.07% 1.08% 1.08% 1.08% Allowance for credit losses ACL to Loans $2.1 $1.9 $2.9 $1.2 $4.5 3Q25 4Q25 1Q26 Credit loss expense 2Q26 3Q26 The allowance for credit losses was $70.8 million at September 30, 2026, or 1.08% of total loans, effectively unchanged from the prior quarter. Allowance for Credit Losses 㸦 $ in millions 㸧 Credit Loss Expense 㸦 $ in millions 㸧 ACL TREND

17 ACL ANALYSIS BY LOAN TYPE Note: Numbers may not add due to rounding. Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance $ 4,015.3 $ 40.2 $ 4,030.1 $ 38.7 $ 3,998.1 $ 36.8 $ 4,022.3 $ 37.4 $ 4,055.7 $ 40.0 CRE 1,052.5 7.3 1,074.9 7.8 1,152.6 8.8 1,171.3 8.7 1,171.6 8.1 C&I 416.9 11.0 408.5 10.4 392.6 11.6 362.8 12.7 339.6 11.1 Equipment Finance 1,043.6 11.3 1,049.9 13.0 1,002.2 13.3 978.9 11.7 1,001.8 11.6 RRE & Consumer $ 6,528.3 $ 69.8 $ 6,563.4 $ 69.9 $ 6,545.5 $ 70.5 $ 6,535.3 $ 70.5 $ 6,568.7 $ 70.8 Total ($ in millions) September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025

18 15 Year 61% 20 Year 19% 30 Year (2) 20% SECURITIES PORTFOLIO $233 $333 $216 $182 $29 $30 $25 $18 $262 $363 $241 $200 2025 Actual 2028 2027 Interest 1% US Agy MBS - Residential 58% US Agy MBS - Commercial 17% US Agy CMO 10% Municipal 14% UST 23% US Agy 4% US Agy MBS - Residential 40% US Agy MBS - Commercial 8% US Agy CMO 17% Municipal 8% Available for Sale (1) $958 Million < 1 Year 16% 1 to 3 Year 25% 3 to 5 Years 38% > 5 Years 21% Unrealized Loss $88 Million UST Securities Duration 3.5 Years US Agy Residential MBS Maturity $384 Million (3) 2026 Principal Note: Numbers may not add due to rounding. (1) Based on the book value. (2) 98.0% constitutes CRA bonds. (3) 2026 year - to - date consisted of $216.9 million of principal paydown, $44.5 million received from the sale of U.S. Treasuries, and $22.6 million of interest payments received. The $957.9 million securities portfolio (all AFS, no HTM) represented 12% of assets at September 30, 2026, and had a weighted average modified duration of 3.5 years with $88.2 million in an unrealized loss position. Principal Paydowns (3) 㸦 $ in millions 㸧

LIQUIDITY

The Bank and the Company had **ample liquidity** resources at September 30, 2026.

Liquidity Position ($ in millions)

		Balance	% of Assets
Cash & cash equivalents	$	349	4.3%
Securities (unpledged)		866	10.8%
Loans held for sale		31	0.4%
Liquid Assets		**1,245**	**15.5%**
FHLB available borrowing capacity		1,516	18.9%
FRB discount window borrowing capacity		833	10.4%
Federal funds lines (unsecured) available		140	1.7%
Secondary Liquidity Sources		**2,489**	**31.0%**
Bank Liquidity (Liquid Assets + Secondary Liquidity)	$	**3,734**	**46.5%**

Company-only Subordinated Debentures ($ in millions)

		Par		Amortized Cost	Rate
2036 Trust Preferred Securities	$	26	$	23	5.56% (1)
2036 Subordinated Debt		55		54	6.50% (2)
	$	**82**	**$**	**77**	

Cash & Securities at Company-only ($ in millions)

		Balance
Cash	$	4
Securities (AFS)		4
	$	**8**

Liquidity Ratios



Liquid Assets to Total Assets
Liquid Assets to Deposits
Liquid Assets to Total Liabilities
Brokered Deposits to Deposits
15.6%
15.8%
15.4%
17.2%
17.6%
17.0%
17.4%
15.2%
15.2%
15.1%
15.1%
15.5%
13.5%
13.5%
13.4%
1.3%
1.3%
1.3%
1.2%
1.2%
3Q25
4Q25
1Q26
2Q26
3Q26

(1) Rate at September 30, 2026, based on 3-month SOFR + 166 bps; subject to a rate cap of 5.66% effective on September 15, 2026 and maturing on September 15, 2028
(2) Issued in July 2026 and due in July 2036. The interest rate is fixed at 6.50% for 5 years. The rate resets quarterly commencing July 31, 2031 to the 3-month SOFR + 234 bps.

19

20 42% 53% 36% 42% 43% $22.1 $21.2 $22.6 21% 22% 26% 21% 9% 36% 36% 38% 38% 37% 3Q26 2Q26 1Q26 4Q25 3Q25 $23.5 $23.7 9.80% 9.99% 10.11% 10.03% 9.93% Dividends Share Repurchases (2) Net Income - Retained (3) $25.64 $26.27 $26.56 $27.04 $27.03 9.93% 10.41% 9.80% 10.54% 9.99% 10.70% 10.11% 10.62% 10.03% 10.71% 3Q25 4Q25 3Q26 TCE/TA (1) 1Q26 2Q26 TCE/TA (w/o AFS AOCI) (1) (1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides. (2) Includes shares purchased to satisfy employees’ tax liabilities upon the vesting of stock - based compensation of $1.1 million, $0.4 million, and $0.1 million for 1Q26, 2Q26, and 3Q26, respectively. (3) “Net Income – Retained” is equal to net income minus dividend payout and share repurchases. CAPITAL MANAGEMENT TCE / TA (1) Due to prudent capital management, while driving shareholder return through stable quarterly dividends and the share repurchase program, tangible book value per share (TBVPS) (1) was essentially unchanged at $27.03 at the end of the third quarter. TBVPS (1) & TCE/TA (1) Dividends, Share Repurchases & TCE/TA (1) 㸦 $ in millions 㸧

21 REGULATORY CAPITAL Company Pro Forma (1) (1) Pro forma illustrates capital ratios with unrealized AFS securities losses at September 30, 2026. Non - GAAP financial measure; refer to the non - GAAP reconciliation slides. Bank Company 6.50% CET1 Capital 4.50% 2.50% 7.00% CET1 Capital 13.28% 12.30% 12.39% 11.40% 8.00% Tier 1 Capital 6.00% 2.50% 8.50% Tier 1 Capital 13.28% 12.62% 12.39% 11.72% 10.00% Total Capital 10.50% 8.00% 2.50% Total Capital 14.33% 14.47% 13.44% 13.57% Well Capitalized Bank Minimum Requirement Capital Conservation Buffer Pro Forma (1) The Company exceeded regulatory minimums and the Bank remained well capitalized at September 30, 2026.

USKC[1] LOANS & DEPOSITS

USKC portfolio represented **$780.7 million**, or **12%** of the loan portfolio, and **$1.35 billion**, or **19%** of the deposit portfolio, at September 30, 2026.

USKC CRE portfolio had a weighted average debt coverage ratio[2] of 2.22x and weighted average loan-to-value[2] of 57.4%.

USKC Loans by Product ($ in millions)



$910
24%
76%
3Q25
$862
25%
75%
4Q25
$818
26%
74%
1Q26
$826
28%
72%
2Q26
$781
21%
79%
3Q26
CRE
C&I

USKC Deposits by Product[3] ($ in millions)



$1,040
57%
34%
3Q25
$1,024
60%
31%
4Q25
$1,131
55%
29%
1Q26
$1,202
53%
30%
2Q26
$1,347
56%
29%
3Q26
Demand Noninterest-bearing
Money Market & Savings

(1) U.S. subsidiaries of Korean corporations

(2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently.

(3) Time deposits, not illustrated, represent the remainder to add to 100%.

USKC Loans – Top 10 Industries (as of 3Q26)



Auto Parts Manufacturing 23%
RE Investment 22%
Hotel 20%
Food 7%
Golf Course 4%
Education 3%
Polyester Manufacturing 3%
Wholesale - Metal 2%
Steel 2%
Offices of Other Holding Companies 2%
Other 12%

USKC Deposits – Top 10 Industries (as of 3Q26)



Auto Parts Manufacturing 21%
Electronics/Home Appliances/IT 15%
Food and Hospitality 12%
RE Investment, Management 8%
Steel 7%
Other Investment Activities 6%
Research and Development 5%
Wholesale Distribution 3%
Management and Consulting Services 3%
Manufacturing 3%
Other 17%

22

23 Total >3 Years 1 - 3 Years <1 Year ($ in millions) Real Estate Loans 1,150.3 $ 588.3 $ 342.5 $ 219.5 $ Retail 883.7 347.4 272.2 264.1 Hospitality 483.8 78.2 202.9 202.7 Office 1,526.6 756.5 447.6 322.5 Other 4,044.4 $ 1,770.4 $ 1,265.2 $ 1,008.8 $ Commercial Property 11.2 - - 11.2 Construction 1,001.9 997.1 0.1 4.7 RRE/Consumer 5,057.5 $ 2,767.5 $ 1,265.3 $ 1,024.7 $ Total Real Estate Loans 1,171.6 507.7 235.6 428.3 C&I (1) 339.6 155.5 148.7 35.4 Equipment Finance 6,568.7 $ 3,430.7 $ 1,649.6 $ 1,488.4 $ Loans Receivable LOAN PORTFOLIO MATURITIES Note: numbers may not add due to rounding. (1) $353.7 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year.

LOAN PORTFOLIO DIVERSIFICATION (1) $121.2 million, or 3.0%, and $28.3 million, or 0.7%, of the CRE portfolio are unguaranteed and guaranteed SBA loans, respectively. (2) $65.4 million, or 5.6%, and $47.6 million, or 4.1%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively. Retail 28% Hospitality 22% Multifamily 11% Industrial 12% Office 12% Gas Station 5% Mixed Use 3% Construction 1% Other 6% CRE Portfolio (1) $4,056M Manufacturing 26% Finance & Insurance 18% Retail Trade 6% Wholesale Trade 10% Healthcare 2% Real Estate Rental & Leasing 5% Other 33% C&I Portfolio (2) $1,172M • CRE (1) represents 62% of the total portfolio • C&I (2) represents 18% of the total portfolio. 24

California $2,572 63% Texas $402 10% New York $311 8% Illinois $100 2% Other $671 17% CRE Composition by State $4,056 CRE PORTFOLIO GEOGRAPHICAL EXPOSURE 25 California $4 36% Other $7 64% Construction by State $11 California Texas $47 5% 1% New York $16 2% Other $293 33% Owner Occupied by State $896 California Texas $267 10% $1,759 $211 $526 Illinois 66% 8% 59% $14 3% New York Other $356 13% Investor (Non - owner Occupied) by State $2,667 Illinois $74 California $284 59% Texas $87 18% New York $84 17% Illinois $12 3% Other $15 3% Multifamily by State $482 ($ in millions)

Rate Distribution Portfolio by State Fixed 71% Variable 29% OFFICE LOAN PORTFOLIO 26 (1) Segment represents exposure in CRE and excludes construction. 5.3% of the portfolio was owner occupied. (2) SBA CRE office loans were $9.5 million, or 2.0% of total office loans, at September 30, 2026. (3) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently. The CRE office portfolio (1) was $483.8 million (2) at September 30, 2026, representing 7% of the total loan portfolio. $4.0M Average balance of the portfolio 2.1x Weighted average debt coverage ratio (3) of the segment 57.3% Weighted average loan to value (3) of the segment 42.5% of the portfolio is expected to reprice in 1 to 3 months 0.07% of the office portfolio was delinquent 1.02% of the office portfolio was criticized Remaining = 4% 83% 8% 5%

27 HOSPITALITY SEGMENT (1) SBA loans in the hospitality segment were $22.9 million, or 2.6%, of total hospitality loans at September 30, 2026; excludes one $4.0 million hotel construction loan. (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently. (3) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas. (4) Includes a special mention CRE loan of $54.2 million at September 30, 2026. The hospitality segment represented $883.6 million , (1) or 13% of the total loan portfolio and 22% of the total CRE portfolio, at September 30, 2026. $4.7M Average balance of the segment (excluding construction) 2.03x Weighted average debt coverage ratio (2) of the segment 51.9% Weighted average loan to value (2) of the segment $56.4M or 6 . 4% , of the hospitality segment was criticized as of September 30 , 2026 (4) Metropolitan (3) 61% Destination / Suburban (3) 28% Airport 3% Resort 6% Convention Center 2% Hospitality by Type

28 RETAIL SEGMENT The retail segment represented $ 1 . 15 billion , (1) or 18 % of the total loan portfolio, and 28 % of the total CRE portfolio, at September 30 , 2026 . $1.5M Average balance of the segment 2.03x Weighted average debt coverage ratio (2) of the segment 44.98% Weighted average loan to value (2) of the segment $3.2M or 0.27%, of the retail segment was criticized at September 30, 2026 $0.9M or 0.08%, of the retail segment was on nonaccrual status at September 30, 2026 California 67% Illinois Georgia 3% Texas 12% 2% Other 16% Percentage of Portfolio (1) SBA loans in the retail segment are $88.6 million, or 7.70% of total retail loans, at September 30, 2026. (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently.

29 Payment Performance RESIDENTIAL REAL ESTATE PORTFOLIO The RRE (1) portfolio was $1.0 billion at September 30, 2026, representing 15% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage originations with maximum Loan - to - Value (LTV) ratios between 60% and 70%, maximum Debt - to - Income (DTI) ratios of 43%, and minimum FICO scores of 680. 26.7% Fixed Non - QM 92% (3) Jumbo Non - QM 6% (4) QM 2% (2) (1) RRE includes $0.8 million of Home Equity Line of Credit (HELOC) and $4.9 million in consumer loans. (2) Qualified mortgage (QM) loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB. (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act. (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules. Interest Rate Type 73.3% 7.9% 92.1% Variable 0.84% 0.39% Total 30 - 59 days delinquencies delinquency category Reset within the Reset after next 12 months 12 months 0.15% 60 - 89 days delinquency category $3.0M / 0.3% on nonaccrual status at September 30, 2026 Percentage of Portfolio

4% 5% 4% Remaining = 47% 11% 10% 4% 7% 4% 4% EQUIPMENT FINANCE PORTFOLIO 30 Transportation 18% Construction 14% Manufacturing 12% Waste Management 12% Retail Trade 6% Health Care 6% Wholesale Trade 4% Hospitality 4% Professional Services 5% Other Services 4% Other 15% Portfolio by Industry (1) Other includes agriculture and real estate of 3% and 3%, respectively. The equipment finance portfolio represented $339.6 million , or 5% of the loan portfolio, at September 30, 2026. 8% 6% 5% 5% 5% 5% 4% 4% Portfolio by Equipment 28% 30% Portfolio by State (1)

3Q26 FINANCIAL SUMMARY

($ in millions, except EPS)	September 30, 2026	June 30, 2026	September 30, 2025	Change [1] Q/Q	Change [1] Y/Y
Income Statement Summary					
Net interest income before credit loss	$ 67.6	$ 63.9	$ 61.1	5.8%	10.6%
Noninterest income	9.0	8.3	9.9	8.2%	-8.6%
Operating revenue	76.6	72.2	71.0	6.1%	7.9%
Noninterest expense	39.8	39.0	37.4	2.1%	6.7%
Preprovision net revenue [2]	36.8	33.2	33.6	10.8%	9.4%
Credit loss (recovery) expense	4.5	1.2	2.1	282.0%	111.2%
Pretax income	32.2	32.0	31.5	0.8%	2.4%
Income tax expense	8.5	8.5	9.4	0.7%	-9.1%
Net income	**$ 23.7**	**$ 23.5**	**$ 22.1**	**0.8%**	**7.4%**
EPS-Diluted	**$ 0.80**	**$ 0.79**	**$ 0.73**		
Selected Balance Sheet Items					
Loans receivable	$ 6,569	$ 6,535	$ 6,528	0.5%	0.6%
Deposits	7,056	6,955	6,767	1.4%	4.3%
Total assets	8,044	8,001	7,857	0.5%	2.4%
Stockholders' equity	$ 808	$ 813	$ 780	-0.5%	3.7%
TCE/TA [2]	9.93%	10.03%	9.80%	(10)	13
Performance Metrics					
Return on average assets	1.17%	1.20%	1.12%	(3)	5
Return on average equity	10.90%	11.09%	10.69%	(19)	21
Net interest margin	3.44%	3.36%	3.22%	8	22
Efficiency ratio	52.02%	54.07%	52.65%	(205)	(63)

Note: Numbers may not add due to rounding.
(1) Percentage change calculated from dollars in thousands; change in basis points for selected balance sheet items and performance metrics.
(2) Non-GAAP financial measure, refer to the non-GAAP reconciliation slides.

31

NON-GAAP RECONCILIATION:
TANGIBLE COMMON EQUITY TO TANGIBLE ASSET RATIO

(In thousands, except share, per share data and ratios)

Hanmi Financial Corporation	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Assets	$ 8,043,788	$ 8,001,473	$ 7,839,227	$ 7,869,185	$ 7,856,731
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,031)	(11,031)	(11,031)
Tangible assets	$ 8,032,757	$ 7,990,442	$ 7,828,196	$ 7,858,154	$ 7,845,700
Stockholders' equity [1]	$ 808,309	$ 812,680	$ 802,819	$ 796,386	$ 779,550
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,031)	(11,031)	(11,031)
Tangible stockholders' equity [1]	$ 797,278	$ 801,649	$ 791,788	$ 785,355	$ 768,519
Add AFS securities AOCI	63,028	46,552	45,570	43,277	48,004
Tangible stockholders' equity without AFS securities AOCI [1]	$ 860,306	$ 848,201	$ 837,358	$ 828,632	$ 816,523
Stockholders' equity to assets	10.05%	10.16%	10.24%	10.12%	9.92%
Tangible common equity to tangible assets (TCE/TA) [1]	9.93%	10.03%	10.11%	9.99%	9.80%
TCE/TA (w/o AFS securities AOCI) [1]	10.71%	10.62%	10.70%	10.54%	10.41%
Common shares outstanding	29,496,736	29,650,306	29,806,694	29,894,757	29,975,371
Tangible common equity per common share	$27.03	$27.04	$26.56	$26.27	$25.64

(1) There were no preferred shares outstanding at the periods indicated.

32

33 N O N - G A A P R E C O N C I L I A T I O N : PRO FORMA REGULATORY CAPITAL Note: numbers may not add due to rounding (1) Pro forma capital ratios at September 30, 2026. ($ in thousands) Common Equity Tier 1 Tier 1 Total Risk - based Common Equity Tier 1 Tier 1 Total Risk - based Regulatory capital $ 847,732 $ 869,774 $ 997,427 $ 915,740 $ 915,740 $ 988,393 Unrealized loss on AFS securities (63,028) (63,028) (63,028) (63,008) (63,008) (63,008) Adjusted regulatory capital $ 784,704 $ 806,746 $ 934,399 $ 6,894,604 $ 6,894,604 $ 6,894,604 (11,220) (11,220) (11,220) $ 852,732 $ 852,732 $ 925,385 $ 6,894,978 $ 6,894,978 $ 6,894,978 (11,263) (11,263) (11,263) Risk weighted assets Risk weighted assets impact of unrealized losses on AFS securities Adjusted Risk weighted assets $ 6,883,384 $ 6,883,384 $ 6,883,384 12.30% 12.62% 14.47% $ 6,883,715 $ 6,883,715 $ 6,883,715 13.28% 13.28% 14.33% Regulatory capital ratio as reported Impact of unrealized losses on AFS securities - 0.90% - 0.90% - 0.90% - 0.89% - 0.89% - 0.89% Pro forma regulatory capital ratio 11.40% 11.72% 13.57% 12.39% 12.39% 13.44% Company (1) Bank (1)

34 N O N - G A A P R E C O N C I L I A T I O N : PREPROVISION NET REVENUE (In thousands) Percentage Change Q3 - 26 Q3 - 26 September 30, December 31, March 31, June 30, September 30, vs. Q2 - 26 vs. Q3 - 25 2025 2025 2026 2026 2026 Hanmi Financial Corporation $ 22,061 $ 21,239 $ 22,557 $ 23,505 $ 23,683 Net income 2,145 1,943 2,892 1,186 4,530 Add back: Credit loss expense 9,396 8,887 7,925 8,475 8,538 Income tax expense 10.8% 9.4% $ 33,602 $ 32,069 $ 33,374 $ 33,166 $ 36,751 Preprovision net revenue